UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small-Mid Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2017

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Small-Mid Company Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI ACWI Ex USA SMID Net Index	MSCI All Country World Ex U.S. Small Cap Net Index
6-Month	2.95%	-2.97%	4.55%	5.36%
1-Year	15.10	8.48	18.32	19.52
5-Year	14.25	12.90	5.39	5.98
10-Year	7.70	7.06	2.52	3.22

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 2.95% during the six-month period ended February 28, 2017. In comparison, the MSCI ACWI ex USA SMID Net Index (the “Index”) returned 4.55% over the same period. Over the longer-term, the Fund’s Class A shares (without sales charge) produced 1-, 5- and 10-year returns of 15.10%, 14.25% and 7.70% for the periods ended February 28, 2017, respectively. The Index returned 18.32%, 5.39% and 2.52%, respectively, over those same periods.

MARKET OVERVIEW

The last six months in equity markets were largely driven primarily by macro events and not underlying company fundamentals. As we have noted before, events such as Brexit, the election of Donald Trump, and the Italian referendum vote reflect political populism that is a residual of some uncomfortable change unfolding. It isn’t causing it. Machines and technology are replacing many of the functions that rested with reasonably well compensated labor. This is much more the truth than corporations moving jobs overseas. Trends such as these will continue to proliferate independent of political populism. Our investment approach seeks to profit from, and advantage our investors, amidst this. We believe it will continue to be where exceptional returns can be found in the right businesses.

FUND REVIEW AND PORTFOLIO POSITIONING

Particularly in times like these, it is important keep the long-term philosophy of the Fund in mind. We like to be long-term investors in high-quality businesses as we believe that is the most compelling way to generate meaningful returns for shareholders. Typically such companies tend to be richly valued; therefore we look to invest in times of adversity or perceived adversity. We believe that that our job for our shareholders is to identify non-obvious long-term insights (i.e. structural growth themes) that investors can benefit from. This is where we focus, rather than seeking trading opportunities in highly cyclical businesses.

Current structural themes in the portfolio include technological leadership, advances in pharmaceuticals and biotechnology, leaders in concentrated industries, brand and intellectual property, e-commerce, specialty financials and restructuring. The Fund tends to be concentrated in sectors where there is more differentiation and organic growth potential and typically avoids highly cyclical, commoditized and heavily regulated industries and companies.

We believe the Fund may be positioned to outperform the Index over a three- to five-year horizon, and we anticipate the Fund

3 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

may underperform the Index in shorter time periods when cyclical or macro factors are overwhelming the market. For much of the reporting period, equity market returns were driven by macro factors such as interest rate speculation, currencies and commodities. As a result, the Fund posted positive absolute performance, but weaker relative performance versus the Index during the reporting period. As commodities rallied, the Fund’s underweight position to the materials sector detracted from performance. Conversely, Fund holdings in the health care sector that fit into our structural growth themes around advances in pharmaceuticals in biotechnology contributed to performance. Our underweight in the real estate sector along with stock selection in the consumer staples sector also contributed to performance. It is important to remember that our asset allocation from both a sector and country perspective is a result of the bottom-up investment process that we employ.

One of the largest structural themes in the portfolio has been advances in biotechnology and pharmaceuticals and we have had some bright spots, particularly ARIAD Pharmaceuticals, Inc. this reporting period. ARIAD announced in early January that it would be acquired by Takeda Pharmaceuticals Co. Ltd., of Japan, at a premium to its prior closing price of more than 70%. Other contributors to performance fell within our e-commerce theme, including boohoo.com plc. This company is an online fashion retailer in the United Kingdom targeting 16-to 24-year-old women and men. They offer their own branded merchandise at a value-oriented price point and combine it with an on trend fashion formula. We first invested in the company in the second quarter of 2016. Earnings growth has accelerated. The holiday season for boohoo was very strong. Another top contributing holding during the period was Cognex Corp. This company is one of the world’s largest producers of machine vision systems which are used to identify products and detect defects, among other applications. Given the significant upshift in factory automation investment it is no surprise that earnings have accelerated. As mentioned earlier in the Market Overview section of this report, we believe the shift to technology and automation will resume. We believe our investment can benefit from this trend.

Broad digitization and e-commerce are structural growth themes displayed in the portfolio and while we have had some strong contributors here, there were holdings that have experienced short-term challenges this reporting period. Ocado Group plc, one of our larger holdings that has been a contributor to long-term performance, experienced some stock price volatility and negative market sentiment. Ocado is an online grocery retailer in the United Kingdom that is evolving from just food retail into non-food by leveraging its expertise in technology and logistics by licensing that technology to other food retailers globally, allowing them to provide online retail services. The market has been concerned about Amazon Fresh entering the UK market and increasing competition. We do believe the structural shift to online

4 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

retail will happen in grocery but it may take longer to play out than it did in the media and fashion industries. Also detracting from performance were Rakuten, Inc. and ASKUL Corporation, which are both Japanese online retailers. The negative performance of these holdings largely reflected soft trends in domestic Japan. However, our outlook continues to remain optimistic.

STRATEGY & OUTLOOK

Our strategy is to profit from long-term structural growth trends and alpha generation rather than trading short-term volatility. Our approach is a bottom-up fundamental approach to investing and we rarely, if ever, make macro bets. We are always aware of the macro backdrop and know that volatility related to it can’t be avoided entirely. The portfolio is constructed on a well-diversified basis with the potential to be resilient in times like these. Our experience, and view, is that risk should be viewed as the probability of permanent loss rather than mere volatility.

We find appeal in companies with enduring franchises and look to continuously understand the value of these companies and seek to take advantage of sudden price dislocations. Brexit or other macro dislocations usually precipitate sharp selloffs where high quality companies trade down in tandem with low quality ones, despite the possibility of vast differences in long-term potential. This is where we often locate compelling opportunity and expect that to continue to be so.

Top of mind as we begin a new year is a similar thread to much of 2016. We are very focused on owning businesses in possession of pricing power. The flip side of a strong U.S. dollar is a weaker currency someplace else. In places like the UK and perhaps even continental Europe and Japan, we believe prices are likely to tick up as a result.

Rezo Kanovich Portfolio Manager

5 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nice Ltd., Sponsored ADR	2.2%
Lonza Group AG	2.2
H. Lundbeck AS	1.6
Carl Zeiss Meditec AG	1.6
Ocado Group plc	1.4
Ariake Japan Co. Ltd.	1.3
Ain Holdings, Inc.	1.2
CAE, Inc.	1.2
Treasury Wine Estates Ltd.	1.2
Flughafen Zuerich AG	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	22.1%
United Kingdom	16.3
United States	10.9
Switzerland	9.8
Germany	7.2
France	4.5
Denmark	3.8
Ireland	3.0
Italy	2.9
Israel	2.7

Portfolio holdings and allocation are subject to change. Percentages are as of February 28, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on the total market value of investments.

6 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	2.95%	15.10%	14.25%	7.70%
Class B (OSMBX)	11/17/97	2.56	14.24	13.33	7.14
Class C (OSMCX)	11/17/97	2.60	14.23	13.39	6.88
Class I (OSCIX)	12/29/11	3.17	15.58	14.74	16.79*
Class R (OSMNX)	3/1/01	2.84	14.83	13.93	7.37
Class Y (OSMYX)	9/7/05	3.10	15.38	14.57	8.07

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	-2.97%	8.48%	12.90%	7.06%
Class B (OSMBX)	11/17/97	-2.44	9.24	13.09	7.14
Class C (OSMCX)	11/17/97	1.60	13.23	13.39	6.88
Class I (OSCIX)	12/29/11	3.17	15.58	14.74	16.79*
Class R (OSMNX)	3/1/01	2.84	14.83	13.93	7.37
Class Y (OSMYX)	9/7/05	3.10	15.38	14.57	8.07

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the MSCI ACWI ex USA SMID Net Index and the MSCI ACWI ex USA Small Cap Net Index. The MSCI ACWI ex USA SMID Net Index is designed to measure the equity market performance of small- and mid-cap developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Small Cap Net Index is designed to measure the equity market performance of small capitalization developed and emerging

7 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

markets, excluding the United States. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Actual	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During 6 Months Ended February 28, 2017
Class A	$ 1,000.00	$ 1,029.50	$ 7.07
Class B	1,000.00	1,025.60	10.91
Class C	1,000.00	1,026.00	10.91
Class I	1,000.00	1,031.70	4.90
Class R	1,000.00	1,028.40	8.33
Class Y	1,000.00	1,031.00	5.86

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.85	7.03
Class B	1,000.00	1,014.08	10.84
Class C	1,000.00	1,014.08	10.84
Class I	1,000.00	1,019.98	4.87
Class R	1,000.00	1,016.61	8.28
Class Y	1,000.00	1,019.04	5.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2017 are as follows:

Class	Expense Ratios
Class A	1.40%
Class B	2.16
Class C	2.16
Class I	0.97
Class R	1.65
Class Y	1.16

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Shares	Value
Common Stocks—93.2%
Consumer Discretionary—14.7%
Automobiles—0.5%
Ferrari NV	534,131	$34,821,309

Hotels, Restaurants & Leisure—1.4%
J.D. Wetherspoon plc	2,354,630	28,629,600
OPAP SA	2,800,583	25,195,623
SSP Group plc	7,561,779	39,121,308
		92,946,531

Household Durables—1.7%
Cairn Homes plc[1]	22,981,530	31,223,217
De’ Longhi SpA	1,895,149	49,204,164
SEB SA	269,330	35,471,337
		115,898,718

Internet & Catalog Retail—6.2%
ASKUL Corp.	2,312,841	66,287,993
ASOS plc[1]	571,816	38,481,893
boohoo.com plc[1]	27,319,940	51,687,621
Ocado Group plc[1,2]	31,732,400	98,091,957
Qliro Group AB1,2	7,836,819	10,940,430
Rakuten, Inc.	5,183,600	51,386,549
Start Today Co. Ltd.	1,986,174	41,361,537
Yoox Net-A-Porter Group SpA[1]	1,146,667	27,319,647
Zalando SE1,3	990,167	39,621,994
		425,179,621

Media—0.5%
COOKPAD, Inc.	1,711,100	14,630,393
Next Co. Ltd.	3,448,100	22,582,321
		37,212,714

Multiline Retail—1.2%
B&M European
Value Retail SA	15,556,950	57,465,159
Seria Co. Ltd.	322,600	25,383,962
		82,849,121

Specialty Retail—2.0%
Esprit Holdings Ltd.[1]	37,651,967	35,624,060
SuperGroup plc	3,837,440	70,218,083
XXL ASA[3]	3,055,077	34,088,621
		139,930,764

Textiles, Apparel & Luxury Goods—1.2%
Asics Corp.	1,873,200	33,052,709
Salvatore Ferragamo SpA	1,817,199	51,988,597
		85,041,306

	Shares	Value
Consumer Staples—7.4%
Beverages—2.6%
Britvic plc	7,947,690	$62,214,882
Davide Campari- Milano SpA	3,637,765	36,822,063
Treasury Wine Estates Ltd.	8,687,907	79,232,048
		178,268,993

Food & Staples Retailing—2.0%
Ain Holdings, Inc.	1,163,400	83,566,943
Booker Group plc	23,551,520	58,131,368
		141,698,311

Food Products—2.3%
Ariake Japan Co. Ltd.	1,610,100	90,754,324
Aryzta AG1	1,167,615	37,776,872
Greencore Group plc	10,015,290	32,250,396
Pescanova SA1	138,481	1,467
		160,783,059

Household Products—0.5%
Rohto Pharmaceutical Co. Ltd.	1,698,333	32,320,230

Financials—8.9%
Capital Markets—1.2%
3i Group plc	7,232,128	61,780,453
Avanza Bank Holding AB	414,919	18,219,839
		80,000,292

Commercial Banks—2.1%
Bank of Ireland[1]	246,347,219	58,484,367
Bankinter SA	5,494,677	42,397,981
Metro Bank plc[1]	1,103,380	46,878,137
		147,760,485

Consumer Finance—0.5%
Shriram Transport Finance Co. Ltd.	2,576,459	35,799,728

Insurance—3.7%
Baloise Holding AG	396,115	51,569,595
Euler Hermes Group	406,790	35,881,708
Grupo Catalana Occidente SA	2,192,719	72,840,354
Helvetia Holding AG	113,126	63,463,677
St James’s Place plc	2,379,068	31,167,784
		254,923,118

11 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Unaudited/ Continued

	Shares	Value
Real Estate Investment Trusts (REITs)—0.7%
Hibernia REIT plc[2]	38,486,294	$49,258,131

Real Estate Management & Development—0.7%
DLF Ltd.	11,183,062	25,102,605
Oberoi Realty Ltd.	4,829,461	23,422,271
		48,524,876

Health Care—24.7%
Biotechnology—5.3%
Abcam plc	7,302,140	78,118,794
Ablynx NV1	1,186,009	14,755,337
Advanced Accelerator Applications SA, ADR[1]	717,895	27,236,936
Amarin Corp. plc, ADR[1]	6,475,720	22,017,448
Ascendis Pharma AS, ADR[1]	214,205	6,334,042
FibroGen, Inc.[1]	351,750	8,793,750
Five Prime Therapeutics, Inc.[1]	297,280	13,636,233
Galapagos NV1	746,282	52,698,972
Genmab AS1	218,000	43,205,176
Medivir AB1	99,980	1,428,824
Medivir AB, Cl. B1	299,940	2,671,520
Neurocrine Biosciences, Inc.[1]	490,110	21,643,257
Prothena Corp. plc[1]	166,170	9,745,870
Radius Health, Inc.[1]	297,920	12,554,349
Repligen Corp.[1]	1,335,160	42,070,892
Zealand Pharma AS1	596,935	9,759,584
		366,670,984

Health Care Equipment & Supplies—7.5%
Ambu AS, Cl. B	1,400,288	56,295,997
BioMerieux	391,420	60,181,002
Carl Zeiss Meditec AG	2,518,687	108,957,338
DBV Technologies SA1	754,989	54,939,228
Elekta AB, Cl. B	7,970,031	75,697,011
Hogy Medical Co. Ltd.	62,700	3,705,658
Mazor Robotics Ltd., Sponsored ADR[1]	907,090	21,488,962
Nevro Corp.[1]	168,610	16,184,874
Novadaq Technologies, Inc.[1]	885,181	6,426,414
Ossur HF	20,902,163	78,954,912

	Shares	Value
Health Care Equipment & Supplies (Continued)
STRATEC Biomedical AG2	684,124	$34,035,136
		516,866,532

Life Sciences Tools & Services—5.0%
Bio-Techne Corp.	150,660	16,018,171
Bruker Corp.	1,788,880	43,201,452
Genfit[1]	449,840	10,149,270
Lonza Group AG1	837,264	154,028,804
MorphoSys AG1	278,473	15,888,149
Patheon NV1	913,470	28,774,305
Tecan Group AG	448,416	74,772,103
		342,832,254

Pharmaceuticals—6.9%
Dechra Pharmaceuticals plc	865,180	17,284,483
Faes Farma SA	4,872,179	17,352,593
Foamix Pharmaceuticals Ltd.[1]	697,088	6,817,521
H. Lundbeck AS1	2,738,551	111,810,664
Ipsen SA	527,990	46,918,225
KYORIN Holdings, Inc.	769,500	16,249,791
Kyowa Hakko Kirin Co. Ltd.	3,388,000	50,738,147
Medicines Co. (The)[1]	601,740	31,543,211
Neuroderm Ltd.[1]	283,102	6,553,811
Nippon Shinyaku Co. Ltd.	1,369,000	73,886,784
Santen Pharmaceutical Co. Ltd.	2,194,600	31,468,517
UCB SA	418,319	29,745,590
Vectura Group plc[1]	20,300,986	36,510,574
		476,879,911

Industrials—16.3%
Aerospace & Defense—1.2%
CAE, Inc.	5,373,778	80,715,910

Air Freight & Couriers—1.0%
Panalpina Welttransport Holding AG	556,245	70,090,216

Building Products—1.7%
Belimo Holding AG	12,149	40,309,214
LIXIL Group Corp.	3,030,900	74,318,760
		114,627,974

12 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

	Shares	Value
Commercial Services & Supplies—0.8%
Mitsubishi Pencil Co. Ltd.	1,154,000	$57,966,535

Construction & Engineering—0.7%
Balfour Beatty plc	14,837,334	50,948,387

Machinery—5.6%
Burckhardt Compression Holding AG	115,059	32,104,213
Cargotec OYJ, Cl. B	386,346	18,771,786
Harmonic Drive Systems, Inc.	921,700	28,689,136
Hoshizaki Corp.	714,500	56,601,800
IMI plc	4,221,390	65,031,684
Metso OYJ	1,423,598	42,008,608
Nabtesco Corp.	1,213,300	33,691,296
OSG Corp.	1,457,900	30,649,751
Spirax-Sarco Engineering plc	755,469	41,773,417
Wartsila OYJ Abp	710,470	36,540,500
		385,862,191

Trading Companies & Distributors—4.2%
Brenntag AG	801,278	45,990,534
Bunzl plc	1,315,622	36,767,395
Cramo OYJ	2,164,550	46,886,331
Howden Joinery Group plc	10,242,880	54,414,340
IMCD Group NV	800,121	37,905,304
MonotaRO Co. Ltd.	1,149,900	32,469,103
Travis Perkins plc	1,783,171	33,698,792
		288,131,799

Transportation Infrastructure—1.1%
Flughafen Zuerich AG	393,670	79,474,435

Information Technology—17.4%
Electronic Equipment, Instruments, & Components—4.0%
Azbil Corp.	122,100	3,923,302
Cognex Corp.	849,310	65,235,501
Electrocomponents plc	2,908,130	17,116,309
Renishaw plc	773,270	29,426,867
Topcon Corp.	2,818,000	49,417,737
Yaskawa Electric Corp.	2,995,700	56,209,270
Yokogawa Electric Corp.	3,508,400	54,674,398
		276,003,384

	Shares	Value
Internet Software & Services—3.7%
Gurunavi, Inc.	636,900	$12,599,491
Infomart Corp.	3,149,900	16,723,979
Istyle, Inc.[2]	5,267,100	44,906,360
Moneysupermarket.com Group plc	15,011,032	61,453,258
XING AG2	380,318	77,583,934
ZPG plc[3]	8,658,040	39,953,375
		253,220,397

IT Services—3.1%
Altran Technologies SA1	2,254,100	35,557,973
Fujitsu Ltd.	6,817,000	39,647,070
Obic Co. Ltd.	1,635,300	76,187,167
SCSK Corp.	969,708	35,755,822
Tech Mahindra Ltd.	3,324,319	24,840,086
		211,988,118

Semiconductors & Semiconductor Equipment—1.4%
Disco Corp.	211,600	31,810,484
Imagination Technologies Group plc[1]	3,434,741	11,117,427
Rohm Co. Ltd.	847,800	54,846,288
		97,774,199

Software—4.9%
Cyient Ltd.	1,099,534	7,938,967
Globant SA1	897,985	32,596,855
Nemetschek SE	1,093,705	59,263,679
Nice Ltd., Sponsored ADR	2,273,126	155,140,849
OBIC Business Consultants Co. Ltd.	1,081,200	52,582,947
SimCorp AS	579,742	32,276,306
		339,799,603

Technology Hardware, Storage & Peripherals—0.3%
BlackBerry Ltd.[1]	2,832,637	19,684,716

Materials—3.2%
Chemicals—3.2%
Bayer CropScience Ltd.	285,169	16,506,983
Koninklijke DSM NV	824,769	54,201,849
LANXESS AG	671,875	45,619,583
PI Industries Ltd.	2,588,639	32,917,149
Sika AG	4,969	27,986,636
Symrise AG	747,448	46,514,173
		223,746,373

13 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.6%
VZ Holding AG	135,724	$40,738,622
Total Common Stocks (Cost $5,345,739,362)		6,437,239,847

Preferred Stock—0.3%
Sartorius AG, Preference (Cost $3,802,002)	281,992	21,187,159

	Shares	Value
Investment Company—6.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[2,4] (Cost $416,542,642)	416,542,642	$416,542,642

Total Investments,at Value (Cost $5,766,084,006)	99.5%	6,874,969,648
Net Other Assets (Liabilities)	0.5	32,446,996
Net Assets	100.0%	$6,907,416,644

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
Hibernia REIT plc	38,486,294	—	—	38,486,294
Istyle, Inc.	5,267,100	—	—	5,267,100
Ocado Group plc	31,732,400	—	—	31,732,400
Oppenheimer Institutional Government Money Market Fund, Cl. E	459,077,211	452,376,619	494,911,188	416,542,642
Qliro Group AB	7,836,819	—	—	7,836,819
STRATEC Biomedical AG	544,887	139,237	—	684,124
XING AG	380,318	—	—	380,318

			Value	Income
Hibernia REIT plc			$49,258,131	$244,784
Istyle, Inc.			44,906,360	—
Ocado Group plc			98,091,957	—
Oppenheimer Institutional Government Money Market
Fund, Cl. E			416,542,642	895,594
Qliro Group AB			10,940,430	—
STRATEC Biomedical AG			34,035,136	—
XING AG			77,583,934	—

Total			$731,358,590	$1,140,378

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $113,663,990 or 1.65% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

14 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$1,520,999,932	22.1%
United Kingdom	1,120,064,813	16.3
United States	748,795,493	10.9
Switzerland	672,314,386	9.8
Germany	494,661,678	7.2
France	306,335,679	4.5
Denmark	259,681,768	3.8
Ireland	202,979,430	3.0
Italy	200,155,781	2.9
Israel	190,001,144	2.7
India	166,527,788	2.5
Finland	144,207,224	2.1
Spain	132,592,395	1.9
Sweden	108,957,624	1.6
Canada	106,827,039	1.5
Belgium	97,199,898	1.4
Netherlands	92,107,153	1.3
Australia	79,232,048	1.2
Iceland	78,954,912	1.1
Luxembourg	57,465,159	0.8
Hong Kong	35,624,060	0.5
Norway	34,088,621	0.5
Greece	25,195,623	0.4

Total	$6,874,969,648	100.0%

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,002,434,021)	$6,143,611,058
Affiliated companies (cost $763,649,985)	731,358,590

6,874,969,648

Cash	3,149,049

Cash—foreign currencies (cost $17)	16

Receivables and other assets:
Investments sold	24,607,950
Shares of beneficial interest sold	23,142,264
Dividends	8,077,811
Other	307,311

Total assets	6,934,254,049

Liabilities
Payables and other liabilities:
Investments purchased	19,182,612
Shares of beneficial interest redeemed	6,575,907
Distribution and service plan fees	560,419
Trustees’ compensation	247,937
Shareholder communications	11,884
Foreign capital gains tax	8,659
Other	249,987

Total liabilities	26,837,405

Net Assets	$6,907,416,644

Composition of Net Assets
Paid-in capital	$5,819,876,391

Accumulated net investment loss	(33,596,329)

Accumulated net realized gain on investments and foreign currency transactions	12,427,297

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,108,709,285

Net Assets	$6,907,416,644

16 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,541,215,503 and 64,572,424 shares of beneficial interest outstanding)	$39.35

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$41.75

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,272,742 and 116,036 shares of beneficial interest outstanding)	$36.82

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $299,742,514 and 8,244,139 shares of beneficial interest outstanding)	$36.36

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,415,583,509 and 36,164,566 shares of beneficial interest outstanding)	$39.14

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $72,371,308 and 1,919,193 shares of beneficial interest outstanding)	$37.71

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,574,231,068 and 65,891,832 shares of beneficial interest outstanding)	$39.07

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,514,627)	$18,902,771
Affiliated companies	1,140,378

Interest	537

Total investment income	20,043,686

Expenses
Management fees	30,467,317

Distribution and service plan fees:
Class A	3,157,043
Class B	26,082
Class C	1,562,959
Class R	176,457

Transfer and shareholder servicing agent fees:
Class A	2,824,440
Class B	5,754
Class C	344,267
Class I	197,484
Class R	78,019
Class Y	2,558,982

Shareholder communications:
Class A	22,809
Class B	55
Class C	2,218
Class I	1,179
Class R	207
Class Y	15,770

Custodian fees and expenses	386,710

Borrowing fees	58,436

Trustees’ compensation	54,111

Other	205,992

Total expenses	42,146,291
Less reduction to custodian expenses	(1,477)
Less waivers and reimbursements of expenses	(253,565)

Net expenses	41,891,249

Net Investment Loss	(21,847,563)

16 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$87,973,573
Foreign currency transactions	(1,391,496)

Net realized gain	86,582,077

Net change in unrealized appreciation/depreciation on:
Investment transactions	132,267,823
Translation of assets and liabilities denominated in foreign currencies	206,639

Net change in unrealized appreciation/depreciation	132,474,462

Net Increase in Net Assets Resulting from Operations	$197,208,976

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment income (loss)	$(21,847,563)	$15,648,374

Net realized gain	86,582,077	71,792,974

Net change in unrealized appreciation/depreciation	132,474,462	250,933,367

Net increase in net assets resulting from operations	197,208,976	338,374,715

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,791,935)	(1,646,355)
Class B	—	—
Class C	—	—
Class I	(7,982,939)	(4,170,643)
Class R	—	—
Class Y	(9,943,516)	(4,723,583)

	(21,718,390)	(10,540,581)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(203,325,425)	575,810,520
Class B	(2,422,271)	(3,091,809)
Class C	(46,257,005)	42,486,990
Class I	107,725,899	178,302,293
Class R	(2,644,325)	8,762,957
Class Y	269,403,816	729,119,747

	122,480,689	1,531,390,698

Net Assets
Total increase	297,971,275	1,859,224,832

Beginning of period	6,609,445,369	4,750,220,537

End of period (including accumulated net investment income (loss) of $(33,596,329) and $9,969,624, respectively)	$6,907,416,644	$6,609,445,369

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$38.28	$36.38	$33.92	$27.32	$20.56	$21.90

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.15)	0.05	0.06	0.14	0.20	0.12
Net realized and unrealized gain (loss)	1.28	1.87	2.55	6.69	6.81	(0.55)

Total from investment operations	1.13	1.92	2.61	6.83	7.01	(0.43)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.02)	(0.15)	(0.23)	(0.25)	(0.91)

Net asset value, end of period	$39.35	$38.28	$36.38	$33.92	$27.32	$20.56

Total Return, at Net Asset Value[3]	2.95%	5.29%	7.77%	25.06%	34.40%	(1.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,541,215	$2,678,644	$1,968,434	$1,076,376	$593,624	$454,037

Average net assets (in thousands)	$2,587,074	$2,462,620	$1,373,719	$922,903	$517,067	$476,217

Ratios to average net assets:[4]
Net investment income (loss)	(0.79)%	0.14%	0.18%	0.42%	0.83%	0.61%
Expenses excluding specific expenses listed below	1.41%	1.29%	1.19%	1.20%	1.24%	1.29%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.41%	1.29%	1.19%	1.20%	1.24%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%	1.28%	1.18%	1.19%	1.24%[7]	1.29%[7]

Portfolio turnover rate	11%	19%	15%	18%	25%	46%

21 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.42%
Year Ended August 31, 2016	1.30%
Year Ended August 31, 2015	1.20%
Year Ended August 29, 2014	1.21%
Year Ended August 30, 2013	1.24%
Year Ended August 31, 2012	1.29%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class B	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$35.90	$34.35	$32.11	$25.87	$19.47	$20.59

Income (loss) from investment operations:
Net investment loss[2]	(0.27)	(0.23)	(0.21)	(0.13)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	1.19	1.78	2.45	6.37	6.45	(0.43)

Total from investment operations	0.92	1.55	2.24	6.24	6.42	(0.51)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.02)	(0.61)

Net asset value, end of period	$36.82	$35.90	$34.35	$32.11	$25.87	$19.47

Total Return, at Net Asset Value[3]	2.56%	4.51%	6.98%	24.12%	33.01%	(2.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,273	$6,611	$9,416	$12,523	$12,246	$13,160

Average net assets (in thousands)	$5,248	$8,073	$9,751	$13,627	$12,556	$18,009

Ratios to average net assets:[4]
Net investment loss	(1.53)%	(0.67)%	(0.65)%	(0.43)%	(0.13)%	(0.40)%
Expenses excluding specific expenses listed below	2.17%	2.02%	1.94%	1.96%	2.29%	2.40%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.17%	2.02%	1.94%	1.96%	2.29%	2.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.16%	2.01%	1.93%	1.95%	2.13%	2.17%

Portfolio turnover rate	11%	19%	15%	18%	25%	46%

23 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	2.18%
Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.29%
Year Ended August 31, 2012	2.40%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class C	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$35.45	$33.92	$31.71	$25.61	$19.30	$20.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.27)	(0.21)	(0.18)	(0.10)	0.02	(0.03)
Net realized and unrealized gain (loss)	1.18	1.74	2.39	6.28	6.39	(0.49)

Total from investment operations	0.91	1.53	2.21	6.18	6.41	(0.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.08)	(0.10)	(0.74)

Net asset value, end of period	$36.36	$35.45	$33.92	$31.71	$25.61	$19.30

Total Return, at Net Asset Value[3]	2.60%	4.48%	6.97%	24.14%	33.33%	(2.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$299,743	$339,118	$281,439	$193,529	$104,547	$76,156

Average net assets (in thousands)	$315,079	$327,473	$211,533	$161,291	$88,338	$81,613

Ratios to average net assets:[4]
Net investment income (loss)	(1.54)%	(0.62)%	(0.57)%	(0.34)%	0.07%	(0.14)%
Expenses excluding specific expenses listed below	2.17%	2.04%	1.94%	1.96%	2.02%	2.04%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.17%	2.04%	1.94%	1.96%	2.02%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.16%	2.03%	1.93%	1.95%	2.02%[7]	2.04%[7]

Portfolio turnover rate	11%	19%	15%	18%	25%	46%

25 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	2.18%
Year Ended August 31, 2016	2.05%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.02%
Year Ended August 31, 2012	2.04%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class I	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$38.17	$36.23	$33.76	$27.17	$20.40	$18.38

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.07)	0.21	0.21	0.26	0.30	0.15
Net realized and unrealized gain	1.26	1.87	2.54	6.66	6.83	1.87

Total from investment operations	1.19	2.08	2.75	6.92	7.13	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.14)	(0.28)	(0.33)	(0.36)	0.00

Net asset value, end of period	$39.14	$38.17	$36.23	$33.76	$27.17	$20.40

Total Return, at Net Asset Value[4]	3.17%	5.75%	8.27%	25.59%	35.34%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,415,584	$1,272,537	$1,032,630	$893,125	$571,154	$1,093

Average net assets (in thousands)	$1,327,732	$1,132,539	$911,969	$787,902	$114,975	$293

Ratios to average net assets:[5]
Net investment income (loss)	(0.36)%	0.57%	0.60%	0.81%	1.15%	1.20%
Expenses excluding specific expenses listed below	0.98%	0.85%	0.76%	0.77%	0.83%	0.83%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.98%	0.85%	0.76%	0.77%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.84%	0.75%	0.76%	0.83%[8]	0.83%[8]

Portfolio turnover rate	11%	19%	15%	18%	25%	46%

27 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	0.99%
Year Ended August 31, 2016	0.86%
Year Ended August 31, 2015	0.77%
Year Ended August 29, 2014	0.78%
Year Ended August 30, 2013	0.83%
Period Ended August 31, 2012	0.83%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class R	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$36.67	$34.92	$32.55	$26.22	$19.75	$21.03

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.19)	(0.05)	(0.02)	0.04	0.12	0.05
Net realized and unrealized gain (loss)	1.23	1.80	2.46	6.44	6.53	(0.51)

Total from investment operations	1.04	1.75	2.44	6.48	6.65	(0.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.07)	(0.15)	(0.18)	(0.82)

Net asset value, end of period	$37.71	$36.67	$34.92	$32.55	$26.22	$19.75

Total Return, at Net Asset Value[3]	2.84%	5.01%	7.53%	24.74%	33.90%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,371	$73,150	$60,908	$39,082	$27,641	$24,303

Average net assets (in thousands)	$71,439	$68,089	$45,566	$35,888	$26,402	$25,519

Ratios to average net assets:[4]
Net investment income (loss)	(1.05)%	(0.15)%	(0.07)%	0.13%	0.50%	0.28%
Expenses excluding specific expenses listed below	1.66%	1.53%	1.44%	1.46%	1.57%	1.62%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.66%	1.53%	1.44%	1.46%	1.57%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.52%	1.43%	1.45%	1.57%[7]	1.62%[7]

Portfolio turnover rate	11%	19%	15%	18%	25%	46%

29 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.67%
Year Ended August 31, 2016	1.54%
Year Ended August 31, 2015	1.45%
Year Ended August 29, 2014	1.47%
Year Ended August 30, 2013	1.57%
Year Ended August 31, 2012	1.62%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class Y	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$38.06	$36.16	$33.71	$27.14	$20.45	$21.81

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)	0.15	0.16	0.26	0.32	0.22
Net realized and unrealized gain (loss)	1.27	1.85	2.52	6.61	6.73	(0.57)

Total from investment operations	1.17	2.00	2.68	6.87	7.05	(0.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.10)	(0.23)	(0.30)	(0.36)	(1.01)

Net asset value, end of period	$39.07	$38.06	$36.16	$33.71	$27.14	$20.45

Total Return, at Net Asset Value[3]	3.10%	5.53%	8.05%	25.40%	34.85%	(0.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,574,231	$2,239,385	$1,397,394	$622,170	$106,696	$394,848

Average net assets (in thousands)	$2,346,979	$1,932,568	$819,230	$357,072	$429,700	$381,371

Ratios to average net assets:[4]
Net investment income (loss)	(0.56)%	0.41%	0.47%	0.79%	1.35%	1.12%
Expenses excluding specific expenses listed below	1.17%	1.04%	0.95%	0.96%	0.83%	0.82%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.17%	1.04%	0.95%	0.96%	0.83%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.03%	0.94%	0.95%	0.83%[7]	0.82%[7]

Portfolio turnover rate	11%	19%	15%	18%	25%	46%

31 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.18%
Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	0.96%
Year Ended August 29, 2014	0.97%
Year Ended August 30, 2013	0.83%
Year Ended August 31, 2012	0.82%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer International Small-Mid Company Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

33 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are

34 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended August 31, 2016, the Fund utilized $95,316,752 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $22,673,554. Details of the fiscal year ended August 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

35 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2016	$43,762,435
2019	7,946,140

Total	$51,708,575

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $74,382,129 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,768,887,930
Federal tax cost of other investments	17

Total federal tax cost	$5,768,887,947

Gross unrealized appreciation	$1,652,339,471
Gross unrealized depreciation	(546,442,579)

Net unrealized appreciation	$1,105,896,892

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of

36 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

37 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

38 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$1,013,880,084	$—	$1,013,880,084
Consumer Staples	—	513,069,126	1,467	513,070,593
Financials	—	616,266,630	—	616,266,630
Health Care	342,470,322	1,360,779,359	—	1,703,249,681
Industrials	80,715,910	1,047,101,537	—	1,127,817,447
Information Technology	272,657,921	925,812,496	—	1,198,470,417
Materials	—	223,746,373	—	223,746,373

39 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Telecommunication Services	$—	$40,738,622	$—	$40,738,622
Preferred Stock	—	21,187,159	—	21,187,159
Investment Company	416,542,642	—	—	416,542,642

Total Assets	$1,112,386,795	$5,762,581,386	$1,467	$6,874,969,648

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

40 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

4. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

41 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	5,491,724	$209,676,190	38,398,173	$1,393,559,303
Dividends and/or distributions reinvested	97,740	3,592,895	42,177	1,566,036
Redeemed	(10,989,016)	(416,594,510)	(22,570,190)	(819,314,819)

Net increase (decrease)	(5,399,552)	$(203,325,425)	15,870,160	$575,810,520

Class B
Sold	1,216	$43,889	64,554	$2,200,457
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(69,325)	(2,466,160)	(154,518)	(5,292,266)

Net decrease	(68,109)	$(2,422,271)	(89,964)	$(3,091,809)

Class C
Sold	177,130	$6,248,617	3,343,233	$112,655,948
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,500,269)	(52,505,622)	(2,073,162)	(70,168,958)

Net increase (decrease)	(1,323,139)	$(46,257,005)	1,270,071	$42,486,990

42 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class I
Sold	6,299,917	$239,519,207	11,533,336	$420,251,741
Dividends and/or distributions reinvested	205,228	7,496,983	108,766	4,013,471
Redeemed	(3,680,634)	(139,290,291)	(6,804,462)	(245,962,919)

Net increase	2,824,511	$107,725,899	4,837,640	$178,302,293

Class R
Sold	310,222	$11,305,590	1,196,254	$41,591,548
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(385,790)	(13,949,915)	(945,842)	(32,828,591)

Net increase (decrease)	(75,568)	$(2,644,325)	250,412	$8,762,957

Class Y
Sold	18,450,746	$698,693,453	40,868,234	$1,475,323,887
Dividends and/or distributions reinvested	249,068	9,083,505	117,809	4,341,268
Redeemed	(11,641,362)	(438,373,142)	(20,800,203)	(750,545,408)

Net increase	7,058,452	$269,403,816	20,185,840	$729,119,747

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$921,218,520	$786,324,154

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.92
Over $5 billion	0.90

The Fund’s effective management fee for the reporting period was 0.92% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any

43 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	12,141
Accumulated Liability as of February 28, 2017	87,747

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

44 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

8. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
February 28, 2017	$44,572	$2,952	$2,800	$27,595	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $253,565 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the

45 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

46 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

47 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rezo Kanovich, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the foreign small/mid growth category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Board noted that on November 18, 2015, it had approved a management fee increase for the Fund. In connection with the Board’s approval, it had noted that the Fund’s proposed total expenses would be lower than the median and the average expenses of the Fund’s peer group, which consisted of the Fund’s closest set of competitors provided by the Adviser as of October 31, 2015. The independent consultant provided comparative data, as of a more recent date, in regard to the fees and expenses of the Fund and other retail front-end load foreign small/mid growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was slightly higher than its peer group median and lower than its category median. The Board also noted that the Fund’s total expenses, with waiver, were equal to its peer group median and lower than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

48 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer International Small-Mid Company Fund	12/6/16	41.2%	58.8%	0.0%

51 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On March 11, 2016, following an adjournment from a shareholder meeting held on February 12, 2016, a meeting of the Oppenheimer International Small-Mid Company Fund (the “Fund”) was held at which a proposal to approve a new Investment Advisory Agreement between the Fund and OFI Global Asset Management, Inc. was approved as described in the Fund’s Proxy Statement dated January 4, 2016. The following is a report of the votes cast:

Proposal: To approve a new Investment Advisory Agreement

For	Against	Abstain
63,773,281	15,457,996	2,076,780

52 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Rezo Kanovich, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

53 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

55 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0815.001.0217 April 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small-Mid Company Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017